UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 8, 2007

CONCENTRA OPERATING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-15699	75-2822620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5080 Spectrum Drive Suite 1200 - West Tower Addison, Texas	75001
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 364-8000

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 8, 2007, Concentra Operating Corporation (the "Registrant") issued a press release announcing its financial results for the first quarter ended March 31, 2007. A copy of this press release is being furnished as Exhibit 99.1 to this report.

Limitation on Incorporation by Reference.

In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 2.02 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any other filing under the Securities Act of 1933.

Item 8.01.	Other Events.

On May 8, 2007, the Registrant issued a press release announcing that its parent, Concentra Inc. ("Concentra"), is considering an offer to exchange $185,000,000 in aggregate principal amount of a new series of senior subordinated notes of the Registrant’s newly formed, wholly-owned subsidiary, Viant Holdings, Inc., plus a cash amount in exchange for the Registrant’s $155,000,000 in aggregate principal amount of 9 1/8% Senior Subordinated Notes due 2012 and $180,000,000 in aggregate principal amount of 9 1/2% Senior Subordinated Notes due 2010. Concentra is considering the exchange offer in connection with the contemplated separation of its two principal operating segments, Health Services and Network Services. In accordance with Rule 135(c) of the Securities Act, a copy of this press release is being filed as Exhibit 99.2 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of the Registrant dated May 8, 2007 announcing quarterly results.
99.2	Press Release of the Registrant dated May 8, 2007 announcing contemplated debt exchange offer and separation of business units.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCENTRA OPERATING CORPORATION
(Registrant)

By:	/s/ Mark A. Solls
Name:	Mark A. Solls
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: May 8, 2007

INDEX TO EXHIBITS

EXHIBIT NUMBER

99.1	Press Release of the Registrant dated May 8, 2007 announcing quarterly results.
99.2	Press Release of the Registrant dated May 8, 2007 announcing contemplated debt exchange offer and separation of business units.